UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2025

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Beeline Holdings, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to provide the following update.

Beeline Equity

 Liquidity Disruptor for Americans with Home Equity

Full Launch in Late July

 Limited Launch in Late June

Unlocking Trillions in Untapped Home Equity—Without Debt

Beeline in collaboration with a third party digital asset real estate company is reimagining home equity access through a revolutionary, debt-free model. Our platform taps into a portion of the estimated $10.33 trillion in U.S. homeowner equity—concentrated in ZIP codes with strong 10-year returns (≥ 6.5% CAGR)—by enabling homeowners to convert up to 49% of their equity into cash via deed-backed stablecoins. No loans. No interest. No monthly payments and no payback period until your property is sold. Truly a one of a kind product that is not tied to interest rates.

This product focuses on a potential $5 trillion market—one that traditional lending can’t reach. Just a 1% capture would translate to over $50 billion in deployed capital and $1.8 billion in revenue to Beeline with consistent, fee-based revenue and zero credit or rate exposure available that have the features outlined providing Beeline with a significant opportunity.

Beeline has joined with RealCo which is 50% owned by Beeline’s principal shareholder and CEO. RealCo will issue stablecoins to access capital to purchase equity from homeowners looking to quickly unlock equity in their homes, and has engaged Beeline for the real estate and title aspects. Beeline Title, a Beeline subsidiary, will co-ordinate the review of all real estate transactions, receive transaction fees and also receive title insurance fees.

Beeline will be among the first and perhaps the first mortgage lender to facilitate a real estate transaction by leveraging a stable coin to infuse liquidity into the real estate market. Beeline Title will be among the first and perhaps the first to liquidate stablecoins into U.S. Dollars in the market place to fund a real estate transaction. Lastly, Beeline will be one of the only mortgage lenders to introduce a consumer-friendly equity product that is not tied to interest rates.

A Business Built for All Cycles

The proposed structure isn’t subject to certain of the usual macro risks—no underwriting, no interest rates, no reliance on bank capital. Our one-time, 3.75% fee structure is expected to generate predictable revenue while aligning incentives with long-term home value appreciation. In tight credit or high-rate environments, Beeline remains resilient.

Solving a Silent Crisis for Boomers

For Baby Boomers, access to liquidity is harder than ever. Cash-out refis and HELOCs are vanishing options. Beeline aims to fill that gap—fast. Our solution provides immediate liquidity without jeopardizing ownership or legacy.

Unlike reverse mortgages, which quietly erode home value over time, Beeline’s model is simple, transparent, and estate-friendly. Homeowners retain at least 51% of their property, preserving control and future upside for themselves and their heirs.

Meeting the Moment for Millennials and Gen Z

Younger homeowners are financially squeezed—held back by student debt, high DTI ratios, and limited lending options. Beeline offers the younger generations a modern alternative: no debt, no credit checks, no waiting. Just direct access to equity for emergencies, investments, or big goals—on their terms.

The First Asset Class of Its Kind

With deed-backed, tokenized equity at its core, Beeline introduces a new, blockchain-secured asset class. Investors gain fractional ownership with transparency, liquidity, honesty and built-in protections—anchored to real property value.

Beeline is not just solving liquidity problems—it’s reshaping how equity moves. In a multi-trillion-dollar market, we believe we’re positioned to deliver returns that are as stable as the homes we’re built on.

Beeline is positioned to be the first mortgage lender to leverage a stablecoin to fund real consumer real estate transactions, setting itself up for high growth with easy scale which could lead to profitability for Beeline by Q4.

Beeline Title will provide title services for all transactions and will be the first title company to fund a real estate transaction through the blockchain with a stablecoin.

Incredibly Large Addressable Market

We are targeting 20% of zip codes that have an average return of 7.2% over the past 10 years. That addressable market is estimated to be $5.06T with minimal competition for our product that appears to be in high demand. Below is a matrix with estimates of this markets’ prospects.

Total Homeowner’s Target Market	$10,330,000,000,000.00
Equity not available to transact in Target Zip codes	49.00%
Addressable Market	$5,061,700,000,000.00	18% of zip codes
Fee Rate	3.75%

* Capture Rate	Captured Equity	Revenue to Beeline (@ 3.75%)

0.02%	$1,012,340,000.00	$37,962,750.00
0.05%	$2,530,850,000.00	$94,906,875.00
0.10%	$5,061,700,000.00	$189,813,750.00
0.25%	$12,654,250,000.00	$474,534,375.00
0.50%	$25,308,500,000.00	$949,068,750.00
1%	$50,617,000,000.00	$1,898,137,500.00
Target Market - Stable with strong returns
Approximately 18% of all zip codes
All Zip codes appreciated approximately 6.5% over 10 years
All Zip codes appreciated in 2008

Target Market - Stable with strong returns
Approximately 18% of all zip codes
All Zip codes appreciated approximately 7.2% over 10 years
All Zip codes appreciated in 2008

*	Low Capture rates

Visit www.makeabeeline.com to learn more and to register a property indicating interest.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s prospective new home equity access product, the potential market for, timing, features, and demand for such product, and the benefits thereof including future revenue and the potential to achieve profitability by Q4 2025. Forward-looking statements are prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” believe,” “estimate,” “forecast,” “project,” and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the possibility that estimates, projections and assumptions on which the forward-looking statements are based prove to be incorrect, the ultimate interest of homeowners in unlocking liquidity and Beeline’s ability to attract homeowners, its reliance on RealCo to raise capital to fund the real estate transactions and the Risk Factors contained in our Form 10-K filed April 15, 2025. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

The information in this Item 7.01 shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, or the Exchange Act, the information contained in this Item 7.01 shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2025

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer